                                                                   EXHIBIT 10.25

                          MARKET DEVELOPMENT AGREEMENT

This Market Development Agreement ("Agreement") is made this Oct 5 day of 1999, by and between BellSouth Business Systems, Inc. ("BBS"), a Georgia corporation, and Telocity, Inc. ("Company").

WHEREAS, BBS markets and sells on behalf of BellSouth Telecommunications, Inc. ("BST"), Asymmetric Digital Subscriber Line services ("ADSL"), a technology provisioned on end user telephone lines that enables high speed access to the Internet and other destinations;

WHEREAS, BBS desires to achieve market awareness about ADSL, a new technology relatively unknown to the market to date; and

WHEREAS, Company has the resources and desires to market the ADSL technology, but requires funding for its operational and advertising efforts.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as set forth below.

I.       ADVERTISING

         A. Media. Company will create or increase market awareness of the ADSL technology in the consumer or small business markets through one or more of the following forms of media:

                     -   direct mail

                     -   outbound telemarketing

                     -   website

                     -   e-mail communication

                     -   Internet banner advertising

                     -   radio or TV broadcasting

                     -   billboard advertising

                     -   newspapers

                     -   magazines

                     -   door-to-door campaigns.

         B. Coordination. BBS will provide Company with information about the locations where BST's ADSL service is or will be available by December 31, 1999. Company will coordinate its advertising campaign with BST's 1999 projected deployment schedule and target end users in areas where and when BST's ADSL service is or will be available.

         C. Timing. Company's advertising will begin on or before October 15, 1999 in anticipation of the 1999 Christmas holiday shopping season.

II.      OPERATIONS

         Company will develop methods and procedures, train personnel and create mechanized tools to be operationally ready to take end users' orders for ADSL services by October 15, 1999.

III.     FUNDING

         A. Sales. BBS will provide funding for Company's successful launch of ADSL services. Company's success in advertising and operational readiness for ADSL services will be measured and rewarded based upon Company's sales of BST ADSL lines in services BY

                  MARCH 31, 2000 AND REMAINING IN SERVICE UNTIL AT LEAST JUNE 30, 2000 as set forth in the following table.

Number of Installed ADSL Lines                   Marketing Dollars per ADSL Line
[*]                                              [*]
[*]                                              [*]
[*]                                              [*]
[*]                                              [*]



         B. Payments. BBS will pay Company a marketing fee according to the number of BST ADSL lines Company has successfully placed in service by December 31, 1999, and maintained until March 21, 2000. Payment of such a fee will be paid incrementally as follows. On or before December 15, 1999, BBS will make the first payment per ADSL line placed in service by Company and installed by BST as of November 30, 1999, according to the table set forth above. The parties will true-up such prior payment based on Company's total BST ADSL lines in service on February 15, 2000, and again, on March 31, 2000. Actual payment will be made no later than fifteen (15) days after each true-up date. For further clarification, the true-up process is described as follows. If from November 30, 1999 to December 31, 1999, the number of ADSL lines placed and maintained in service by Company increases, and that number of such ADSL lines is maintained in service by Company on February 15, 2000, BBS will remit to Company, on or before March 1, 2000, the balance of marketing dollars per such ADSL line according to the table above. If such additional number of ADSL lines in service increases the level of marketing dollars payable per line, BBS will also remit the additional amount of marketing dollars payable on the lines already paid previously according to the table above. On the other hand, if the Company total number of ADSL lines in service decreases in any manner, Company will remit back to BBS the amount of overage originally paid. The final true up will occur on March 31, 2000, and, if a remittance back to BBS is required, Company will pay BBS no later than April 15, 2000.


IV.      RELATIONSHIP OF THE PARTIES

         This Agreement is not intended by the parties to constitute or create a joint venture, partnership or formal business organization of any kind, and the rights and obligations of the parties shall be only those expressly set forth herein. The parties shall be independent entities from each other for all purposes at all times; neither party shall act as agent for, or representative of the other and the employees of one shall not be deemed to be employees of the other. Nothing herein shall be construed as providing for the sharing of profits or losses arising out of the efforts of any of the parties.

V.       LIABILITY

         Each party to this Agreement shall be solely, individually, and separately responsible for its own risks, costs, expenses, and liability of any kind that it may incur by reason of its obligations under this Agreement. Further, in no event shall any party to this Agreement be liable to the other party to this Agreement for consequential, indirect or incidental damages arising out of the advertising campaign pursuant to this Agreement or the sale or provision of service directly or indirectly related to this Agreement. Finally, Company shall hold BBS and BST harmless for BST's failure to rollout ADSL services according to the schedule provided to Company in accordance with Section I above. Such failure shall not relieve Company from its sales target required in order to qualify for the marketing funding set forth in Section III above.


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

VI       NON-EXCLUSIVE AGREEMENT

         In no event does this Agreement limit the right of any party to enter into a marketing agreement with any other third party for the purpose of creating market awareness of the ADSL technology.

VII.     CONFIDENTIAL INFORMATION

         The parties acknowledge that disclosure of information is necessary between the parties with regard to the planning and preparation for the coordination of Company's advertising campaign with BST's ADSL rollout schedule. Such information includes, but is not limited to, technical and business plans, technical information, specifications, drawings, products, and services. Accordingly, the parties understand that they may disclose to each other information that may be considered confidential and proprietary. Unless such confidential information was previously known to the obtaining party free of any obligation to keep it confidential or has been or is subsequently made public by the other or a third party, the obtaining party shall use the same degree of care in keeping it confidential as it does its own confidential information. Such confidential information shall be used only in the performance of obligations hereunder, and may be used for other purposes only upon such terms as may be agreed upon in writing.

VIII.    ASSIGNMENT

         This Agreement may not be assigned or otherwise transferred by either party in whole or part without the express prior written consent of the other party, which consent will not be unreasonably withheld.

IX.      ENFORCEABILITY

         If any part, term or provision of this Agreement shall be held void, illegal, unenforceable, or in conflict with any law, regulation or order of a federal, state or local government agency or court thereof having jurisdiction over this Agreement or the parties, the validity of the remaining portions or provisions shall not be affected thereby.

VII.     PUBLICITY

         Any news release, public announcement, advertisement or publicity released by either party concerning this Agreement will be subject to prior mutual agreement. Any such publicity shall give appropriate credit to the contribution of each party. Company agrees to submit to BBS all advertising, sales promotions, press releases, and other publicity matters relating to this Agreement or mentioning or implying the trade names, logos, trademarks or service marks (collectively called "Marks") of BellSouth Corporation and/or any of its affiliated companies or language from which the connection of said Marks therewith may be inferred or implied, or mentioning or implying the names of any personnel of BellSouth Corporation and/or any of its affiliated companies, Company further agrees not to publish or use such advertisements, sales promotions, press releases, or publicity matters without BBS's prior written consent.

XI.      MODIFICATION AND WAIVER

         This Agreement shall not be amended or modified, nor shall any waiver or any right hereunder be effective, unless set forth in a document executed by authorized representatives of the parties. The waiver of any breach of any term, covenant or condition contained herein shall not be deemed to be a waiver of such term, covenant or condition.

XII.     NOTICES

         All notices, certificates, acknowledgments and other reports hereunder shall be in writing and shall be deemed properly delivered when duly mailed to the other party at its address as follows, or to such other address as either party may, by written notice, designate to the other.

BellSouth Business Systems, Inc.                 Company
Suite 600                                        Steve Ghareeb
2400 Century Pkwy                                Telocity, Inc.
Atlanta, GA 30345                                10355 N. De Anza Blvd.
ATTN: Chuck Carr                                 ATTN: Cupertino, CA 95014-2027

XIII.    GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

XIV.     ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified except in accordance with the provisions herein.

XV.      EXECUTION

         The parties may execute this Agreement in counterparts. Each such counterpart copy of the Agreement executed by all parties shall be deemed an original and complete executed Agreement.

         IN WITNESS WHEREOF, the parties have caused their representative authorized representatives to sign this Agreement.

BELLSOUTH BUSINESS SYSTEMS, INC.              COMPANY
By: /s/ [Signature Illegible]                 By: /s/ PETER D. OLSON
-------------------------------                  ------------------------------
Title: President - BBS                        Title: Exec Vice Pres
-------------------------------                  ------------------------------

Date:                                         Date:    10/5/99
-------------------------------                  ------------------------------

            AGREEMENT FOR PROVISION OF LIST OF ADSL QUALIFIED LOOPS

         The undersigned customer (hereinafter "customer") has made an election to take ADSL service from BellSouth Telecommunications, Inc., (hereinafter " Company"). ADSL service is provided pursuant to and subject to the terms and conditions of the Company's Federal Communications Commission Tariff No. 1.

         The customer has further requested a list of telephone numbers of ADSL qualified loops (hereinafter "bulk list") for each metropolitan area (hereinafter "metro") where customer plans to sell ADSL service. The list of such metros is contained in the ADSL Letter of Election signed by the customer. In consideration of the terms and conditions enumerated below, the Company hereby agrees to provide the bulk list to the customer:

         1. The Company makes no claim as to the accuracy or completeness of the bulk list While the bulk list is the Company's best estimation as to the telephone numbers that qualify for ADSL service in a given area, the bulk list will contain errors. Some telephone numbers on the bulk list will not qualify for ADSL service. Some telephone numbers in a given metro not on the list will indeed qualify for ADSL service.

         2. The customer will indemnify, defend, and hold harmless the Company and any of its licensors, employees, or agents from and against any and all claims, demands, actions, causes of action, suits, proceedings, losses, damages, costs, and expenses, including reasonable attorneys' fees, arising from or relating to errors and/or omissions in the bulk list.

         3. The customer is responsible for acting within the local, state, and federal law governing the use of the bulk list for the purpose of, but not limited to, marketing of BellSouth's ADSL service through direct mail or telemarketing. Furthermore, the customer hereby agrees to refrain from abusive telemarketing practices.

         4. The customer will indemnify, defend, and hold harmless the Company and any of its licensors, employees, or agents from and against any and all claims, demands, actions, causes of action, suits, proceedings, losses, damages, costs, and expenses, including reasonable attorneys' fees, arising from or relating to use of the bulk list by the customer. This includes, but is not limited to, use of the bulk list by the customer to sell BellSouth's ADSL service via direct mail and/or telemarketing.

         5. Customer agrees that it will use the bulk list and/or any information directly derived from the bulk list for the sole purpose of qualifying and selling BellSouth ADSL service (whether by itself or in a package of other offerings).

         6. Customer will not use the bulk list for the purpose of conducting research, marketing, qualifying, or selling products and/or services other than the Company's ADSL service (or a package of services containing Company's ADSL service).

         7. Customer will not provide the bulk list, any portion or portions of the bulk list, copies of the bulk list, or any information derived directly from the bulk list to others without the prior written consent of the Company.

         8. Customer acknowledges and agrees to the Company's right to revoke and terminate the use of the bulk list by the customer. The Company may exercise this right of revocation and/or termination at any time, for any purpose, by oral or written notice to the customer. In such event, the customer agrees to immediately destroy or return all copies and/or components of the bulk list. For purposes of this paragraph, the term "immediately" shall be defined as a period of time not to exceed forty-eight (48) hours.

BY: /s/ STEVEN D. GHAREEB                  TITLE: Dir. Business Development
    ----------------------------           Telocity, Inc.

SUBSCRIBER/COMPANY NAME:

ADDRESS:  992 S. De Anza Blvd.
          San Jose, CA 95129

BELLSOUTH TELECOMMUNICATIONS, INC.

BY: /s/ [Signature Illegible]
    -----------------------------

TITLE: AVP
   ------------------------------

DATE:
   ------------------------------

                         ADSL SERVICE LETTER OF ELECTION

The undersigned customer (hereinafter "customer") requests BellSouth Telecommunications, Inc. (hereinafter "Company") to provide service as described below:

1. Service is provided pursuant to, and subject to the terms and condition of the Federal Communications Commission Tariff No. 1.

2.       ADSL region-wide volume commitment is (check one):

                 51 - 500                                    7,501 - 10,000
        -----                                        -----
                501 - 2,500                                 10,001 - 40,000
        -----                                        -----
              2,501 - 5,000                            x    40,001 and up
        -----                                        -----
              5,001 - 7,500
        -----

3. Customers specifying volume commitments of from 5 1-40,000 virtual circuits (VCs) will have 24 months to meet the commitment level. Customers specifying volume commitments of 40,001 virtual circuits
         (VCs) and up will have 36 months to meet the commitment level. If the customer does not meet the level of commitment in the appropriate initial period, a shortfall charge will apply (as illustrated in the example attached).

4. The customer must purchase or have available a suitable ATM connection prior to ordering ADSL service. Indicate all metros where the customer plans to have ATM available in connection with its provision of ADSL. The company will provide the list of qualified loops for all metros indicated:

                                   Customer requested        Company expected
                                   ATM service date:         ATM service date*
  X     Atlanta                      9/1/99
-----                             ----------------           -----------------
        Birmingham
-----                             ----------------           -----------------
        Charlotte
-----                             ----------------           -----------------
  X     Ft. Lauderdale               9/1/99
-----                             ----------------           -----------------
        Jacksonville
-----                             ----------------           -----------------
        New Orleans
-----                             ----------------           -----------------
        Raleigh
-----                             ----------------           -----------------
                                  others TBD

* This is the earliest date on which ATM service can be reasonably be made to the customer (this column to be completed by the Company).

5.       Customer designated E-mail address for loop qualification is TBD.

6. The ADSL billing to the customer begins when the Company order completes, which is generally at least 72 hours after the order is placed.

7. Rates and charges applicable to this agreement are those in effect in accordance with the tariff on the date the Company receives a signed original of this agreement and all correct information to establish a miscellaneous billing account, which shall evidence the customer's firm commitment for the service.

8. The foregoing service is provided in accordance with the Company's lawfully filed tariffs, including any changes therein as may be made from time to time.

BY: /s/ STEVEN D. GHAREEB                  TITLE: Dir. Business Development
-----------------------------------
CUSTOMER:  Telocity, Inc.

ADDRESS:   992 S. De Anza Blvd.
           San Jose, Ca 95129

BELLSOUTH Telecommunications, Inc.

BY: /s/ [Signature Illegible]
   -------------------------------

TITLE: AVP
   -------------------------------

Date Accepted:
              --------------------

                        ADSL SERVICE LETTER OF ELECTION
                                   ATTACHMENT

Example Scenario Assumption Set:
          ISP commits to 10,001-40,000 unit volume tier, qualifying for a $30/month ADSL unit price
          After the conclusion of the 24-month ramp-up period, ISP actually achieved 8,000 customers
                                                                 --------------------------    -------------------------------------
                                                                                               Reconciliation After Initial 24-Month
                                                                   Monthly/Cumm Billings                      Period
----------     --------  -----     ---------------------         --------------------------    -------------------------------------
 # Month's     Calendar  Month          [ILLEGIBLE]              [ILLEGIBLE]    [ILLEGIBLE]         [ILLEGIBLE]    [ILLEGIBLE]
of Service       Year
----------     --------  -----     ---------------------         --------------------------    -------------------------------------
     1           1998    Sep                                                                   $ 45
     2                   Oct                                                                   $ 45
     3                   Nov                                                                   $ 45
     4                   Dec                                                                   $ 45
----------     --------  -----     ---------------------         --------------------------    -------------------------------------
     5           1999    Jan                                                                   $ 42
     6                   Feb                                                                   $ 42
     7                   Mar                                                                   $ 42
     8                   Apr                                                                   $ 42
     9                   May                                                                   $ 42
    10                   Jun                                                                   $ 42
    11                   Jul                                                                   $ 42
    12                   Aug                                                                   $ 42
    13                   Sep                                                                   $ 45
    14                   Oct                                                                   $ 42
    15                   Nov                                                                   $ 37
    16                   Dec                                                                   $ 37
----------     --------  -----     ---------------------         --------------------------    -------------------------------------
    17           2000    Jan                                                                   $ 37
    18                   Feb                                                                   $ 37
    19                   Mar                                                                   $ 37
    20                   Apr                                                                   $ 37
    21                   May                                                                   $ 34
    22                   Jun                                                                   $ 34
    23                   Jul                                                                   $ 34
    24                   Aug             8,000                                  $1,857,300     $ 32            $408,140
----------     --------  -----     ---------------------         --------------------------    -------------------------------------

                             LIGHTGATE(SM) SERVICE

                             TRANSPORT PAYMENT PLAN

The undersigned customer (hereinafter "customer") requests BellSouth (hereinafter "Telephone Company") to provide LightGate(SM) Service as described below.

1. LightGate Service is provided pursuant to and in accordance with the BellSouth Companies Tariff F.C.C. No. 1, including the Transport Payment Plan
(TPP) as it applies to LightGate Service.

2. The LightGate Service provided to the customer shall consist of the locations and configuration described in Exhibit 1 and all rate elements which are consequently added to such configuration.

3.   The service capacity desired is (check one):

          - LightGate 1 [ ]        - LightGate 2 [ ]

          - LightGate 3 [ ]        - LightGate 4 [ ]

          - LightGate OC3 [X]      - LightGate OC12 [ ]

          - LightGate OC48 [ ]

4.   The TPP payment plan and service period for this service is:

          - Payment plan A for 36 months

          - Payment plan B for __ months

          - Payment plan C for __ months

5. The earliest date on which this service can reasonably be made available to the customer is __________________ (to be completed by the Telephone Company). There is no standard service interval for this service.

6.   The service date requested by the customer is 9/30/99.

7. The service period shall commence on the actual service date, i.e., the date the service is actually made available to the customer.

8. The Application Date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

9. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

     (check one)

     [X] Application Date (if the service date requested by the customer is earlier than or the same as the date in paragraph 5 above).

     [ ] Actual service date (if the service date requested by the customer is later than the date in paragraph 5 above).

10. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company-initiated rate changes.


     BY:  /s/  [SIGNATURE ILLEGIBLE]         TITLE:    Controller
          -------------------------                ----------------------

     SUBSCRIBER:    Telocity, Inc.
                ---------------------------------------------------------

     ADDRESS:       10355 De Anza Blvd., Cupertino, CA 95014
                ---------------------------------------------------------


     BellSouth

     BY:  /s/  [SIGNATURE ILLEGIBLE]
          --------------------------

     TITLE:    AVP
           -------------------------

     ACCEPTED:      9/1/99
              ----------------------

  [COPY ILLEGIBLE]

EXHIBIT 1 - LIGHTGATE Service

Customer: Telocity

Customer Location #1
NPA/NXX 404-724
245 Courtland Street NE 1st Flr
Atlanta, Ga 30308

BellSouth CO-ATLNGACS

Qty  Item                                                USOCs     NRC       MRC
---  ----                                                -----     ---       ---
                                                                       [COPY ILLEGIBLE]
     LOCAL CHANNEL - 0.45 MILES
1    LightGate OC3 System (includes first half mile)     HFSOW       $0      $2,560
1    Customer OC3 Interface                              1PQF5     $235        $190

                                               Total               $235      $2,750

Customer Location #2
NPA/NXX 305-530
49 NW 5th Street
Miami, FL 33128

BellSouth CO-MIAMFLGR

Qty  Item                                                USOCs     NRC       MRC
---  ----                                                -----     ---       ---
                                                                        [COPY ILLEGIBLE]
     LOCAL CHANNEL - 0.086 MILES
1    LightGate OC3 System (includes first half mile)     HFSOW       $0      $2,560
1    Customer OC3 Interface                              1PQF5     $235        $190

                                               Total               $235      $2,750

     Total for both locations                                      $470      $5,500

     See ATM EXHIBIT 1 for additional Charges

                  FAST PACKET SERVICES PAYMENT PLAN AGREEMENT

The undersigned customer (hereinafter "customer") requests BellSouth Telecommunications, Inc. (hereinafter "Telephone Company:) to provide service as described below.

1. Service is provided pursuant to and in accordance with the Federal Communications Commission 1 Tariff, including the Fast Packet Services Payment Plan (FPSPP).

2.   The service type desired is (check one):
               Exchange Access Frame Relay Service
               Exchange Access Connectionless Data Service
           X   Exchange Access Asynchronous Transfer
               Mode Service

3.   The FPSPP payment plan and service period for this service are:
          Plan A for __ months.
          Plan B for 36 months.

4. The earliest date on which this service can reasonably be made available to the customer is _____________ (to be completed by the Telephone Company).

5.   The service date requested by the customer is 9/30/99.

6. The service period shall commence on the actual service date, i.e., the date the service is actually made available to the customer.

7. The application date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

8. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

           X   Application Date (provided that the actual service date does not
     --------  exceed the later of (1) the Service Date under a standard service interval, or (2) the earliest date on which service can reasonably be made available to the customer by the Telephone
               Company).
               Actual service date (if the customer desires a service date
     --------  later than as provided in the Application Date discussion preceding).

Fast Packet Services Payment Plan
Page 2

9. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company initiated rate increases for the period of the agreement.

BY: /s/ [SIGNATURE ILLEGIBLE]           TITLE: Controller
    ---------------------------------

SUBSCRIBER: Telocity, Inc.

ADDRESS: 10355 De Anza Blvd. Cupertino, CA 95014


                       BELLSOUTH Telecommunications, Inc.

BY: /s/ [SIGNATURE ILLEGIBLE]
    ---------------------------------

TITLE: AVP

DATE ACCEPTED: 9/1/99

  [COPY ILLEGIBLE]

EXHIBIT 1 - ATM CONNECTION

Customer: Telocity

Customer Location #1
NPA/NXX 404-724
345 Courtland Street NE 1st Flr
Atlanta, Ga 30308

BellSouth CO ATM switch-ATLNGACS

Qty  Item                                                USOCs     NRC       MRC
---  ----                                                -----     ---       ---
                                                            [COPY ILLEGIBLE]
     ATM CONNECTION
1    OC3 ATM Network Interface                           XAA17     $1,000    $2,880
1    UBR                                                 XAAA7         $0      $500
1    PVC                                                 XAAUS        $70        $5
                                               Total               $1,070    $3,385

Customer Location #2
NPA/NXX 305-530
49 NW 5th Street
Miami, FL 33128

BellSouth CO ATM switch-MIAMFLGR

Qty  Item                                                USOCs     NRC       MRC
---  ----                                                -----     ---       ---
                                                            [COPY ILLEGIBLE]
     ATM CONNECTION
1    OCS ATM Network Interface                           XAA17     $1,000    $2,880
1    UBR                                                 XAAA7         $0      $500
1    PVC                                                 XAAUS        $70        $5
                                               Total               $1,070    $3,385

     Total for both locations                                      $2,140    $6,770

     See LightGate EXHIBIT 1 for additional Charges

                             LIGHTGATE(SM) SERVICE

                             TRANSPORT PAYMENT PLAN

The undersigned customer (hereinafter "customer") requests BellSouth (hereinafter "Telephone Company") to provide LightGate(SM) Service as described below.

1. LightGate Service is provided pursuant to and in accordance with the BellSouth Companies Tariff F.C.C. NO. 1, including the Transport Payment Plan
(TPP) as it applies to LightGate Service.

2. The LightGate Service provided to the customer shall consist of the locations and configuration described in Exhibit 1 and all rate elements which are consequently added to such configuration.

3.   The service capacity desired is (check one):

          - LightGate 1  X             - LightGate 2
                        ---                          ---

          - LightGate 3                - LightGate 4
                        ---                          ---

          - LightGate OC3             - LightGate OC12
                         ---                           ---

          - LightGate OC48
                          ---

4.   The TPP payment plan and service period for this service is:

          - Payment plan A for  36  months
                               ---

          - Payment plan B for    months
                              ---

          - Payment plan C for    months
                              ---

5. The earliest date on which this service can reasonably be made available to the customer is _________________ (to be completed by the Telephone Company). There is no standard service interval for this service.

6.   The service date requested by the customer is 09/30/99              .
                                                   ----------------------

7. The service period shall commence on the actual service date, i,e. the date the service is actually made available to the customer.

8. The Application Date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

9. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

     (check one)

     ___ Application Date (if the service date requested by the customer is earlier than or the same as the date in paragraph 5 above).

     X   Actual service date (if the service date requested by the customer is later than the date in paragraph 5 above).

10. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company-initiated rate changes.

     BY: /s/ [Signature Illegible]    TITLE: Director
         -----------------------------        -----------------------------

     SUBSCRIBER: Telocity, Inc.
                 ----------------------------------------------------------

     ADDRESS: 10355 N. De Anza Blvd., Cupertino 95014
              -------------------------------------------------------------


     BellSouth

     BY: /s/ [Signature Illegible]
         ----------------------------

     TITLE: AVP
            -------------------------

     ACCEPTED: 9/1/99
               ----------------------

FAST PACKET SERVICES PAYMENT PLAN AGREEMENT

The undersigned customer (hereinafter "customer") requests BellSouth Telecommunications, Inc. (hereinafter "Telephone Company") to provide service as described below.

1. Service is provided pursuant to and in accordance with the Federal Communications Commission 1 Tariff, including the Fast Packet Services Payment Plan (FPSPP).

2.   The service type desired is (check one):

               Exchange Access Frame Relay Service

               Exchange Access Connectionless Data Service

           X   Exchange Access Asynchronous Transfer

               Mode Service

3.   The FPSPP payment plan and service period for this service are:
     Plan A for           months.
     Plan B for    36     months.

4. The earliest date on which this service can reasonably be made available to the customer is ________________ (to be completed by the Telephone Company).

5.   The service date requested by the customer is  09/30/99           .
                                                   --------------------

6. The service period shall commence on the actual service date, i.e., the date the service is actually made available to the customer.

7. The application date is the date the Telephone Company receives a signed original of this Agreement and all correct information needed to start the ordering process, which shall evidence the customer's firm commitment for the service.

8. Rates and charges applicable to this Agreement are those in effect in accordance with the tariff on the:

          Application Date (provided that the actual service date does not exceed the later of (1) the Service Date under a standard service interval, or (2) the earliest date on which service can reasonably be made available to the customer by the Telephone Company).

       X Actual service date (if the customer desires a service date later than as provided in the Application Date discussion preceding).

Fast Packet Services Payment Plan
Page 2

9. The foregoing service is provided in accordance with the Telephone Company's lawfully filed tariffs, including any changes therein as may be made from time to time, except that the applicable rates and charges for the service described herein shall not be subject to any Telephone Company initiated rate increases for the period of the agreement.


BY: /s/ [Signature Illegible]           TITLE: Director
    ---------------------------------

SUBSCRIBER: Telocity, Inc.

ADDRESS: 10355 N. De Anza Blvd., Cupertino, CA


                       BELLSOUTH Telecommunications, Inc.

BY:


TITLE:

DATE ACCEPTED:

------------------------------------------------------------------------------------------------------------------------------------
                                                  [COPY ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
(ATLANTA, GEORGIA)                                                                        UNIT PRICES
                                                                 ----------------------------------  -------------------------------
QTY  ITEM                                              USOCs               [COPY ILLEGIBLE]                    [COPY ILLEGIBLE]
---  ----                                              -----     ----------------------------------  -------------------------------
     LOCAL CHANNEL FOR LOCATION A
1    LightGate 1 System (includes first half mile)     HFSC6/7   $  300 $1,800 $1,600 $1,450 $1,300
0    Additional Half Miles of Local Channel            1LPEA          0      0      0      0      0
1    Async Central Office Interface - per DS3          1PQEC        180    115     70     70     70
0    Async Central Office Interface - per DS1          1PQE1          0      0      0      0      0
1    Async Customer Premises Interface - per DS3       1PQEP        235    115     70     70     70
0    Async Customer Premises Interface - per DS1       1PQE2          0      0      0      0      0
0    SAFT I per system                                 1LBEA          0      0      0      0      0
0    SAFT I Per half mile                              1LBEA          0      0      0      0      0
0    SAFT II per system                                1LBEP          0      0      0      0      0
0    SAFT II per half mile                             1LBEP          0      0      0      0      0

     INTEROFFICE CHANNEL
0    Per DS3, Mileage band 0-8 Fixed, per System       1LPS8          0      0      0      0      0
0    Mileage band 0-8, Per Mile                        1LPE8          0      0      0      0      0
0    Per DS3, Mileage band 9-25 Fixed, per System      1LPS9          0      0      0      0      0
0    Mileage band 9-25, Per Mile                       1LPE9          0      0      0      0      0
0    Per DS3, Mileage band 26+ Fixed, per System       1LPS6          0      0      0      0      0
0    Mileage band 28+, Per Mile                        1LPS6          0      0      0      0      0
0    Async C.O. Chan Interface per Term per DS3        1PQE1          0      0      0      0      0
0    Async C.O. Chan Inter Per DS1                     1PQE1          0      0      0      0      0

     ATM CONNECTION
1    44M ATM Network Interface                         XAA14        750  2,426  1,920  1,550  1,550
1    UBR                                               XAAA4          0    250    250    250    250
                                                                                                     -------------------------------
     TOTAL LIGHTGATE COSTS                                       $1,465 $4,706 $3,910 $3,399 $3,240

                         Spreadsheet Updated 8/17 - MJH